Subsequent Events	6 Months Ended
Jun. 30, 2023
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
During July 2023, we sold 1,293,955 shares under our ATM program, raising gross proceeds of $9.7 million and net proceeds of $9.6 million, with compensation paid by the Company to Clarksons Securities of $0.1 million.
On August 16, 2023, the Company issued 1,000,000 new common shares to be held in treasury and used for issuances in connection with the exercise of vested share options under the Company's existing share option program.
The Company's issued share capital following the issuance of shares under our ATM program as well as the issuance of shares in connection with the Company's long-term incentive plan was 256,557,553 common shares with a par value of $0.10 per share.